Income Taxes (Details) $ in Millions	12 Months Ended
Dec. 31, 2020 USD ($)
Income Tax Disclosure [Abstract]
Percentage of tax position recognized rate	50.00%
Federal statutory income tax rate	26.50%
Net operating loss carryforwards	$ 41.0
Operating loss carryforwards, description	At December 31, 2020, the Company had U.S. federal net operating loss carryforwards of $11.8 million that begin expiring in 2034 unless previously utilized, except for $8.1 million that have no expiration date.
Capital loss carryforwards	$ 99.6